Exhibit 99.1

January 15, 2010

KKR Financial Holdings LLC

555 California Street, 50th Floor

San Francisco, California  94104

Re:                               KKR Financial Holdings LLC

Ladies and Gentlemen:

We have acted as special Delaware counsel for KKR Financial Holdings LLC, a Delaware limited liability company (the “Company”), in connection with the matters set forth herein.  At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a)           The Certificate of Formation of the Company, dated January 17, 2007 (the “LLC Certificate”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on January 17, 2007;

(b)           The Operating Agreement of the Company, dated as of January 17, 2007, entered into by KKR Financial Corp., as the sole member of the Company (the “Initial Member”);

(c)           The Amended and Restated Operating Agreement of the Company, dated as of May 3, 2007, as amended effective March 24, 2009 (the “Operating Agreement”), among KKR Financial Advisors LLC (the “Manager”), the Initial Member, and the other Persons who become members in the Company;

(d)           Post-Effective Amendment No. 3 to the Registration Statement on Form S-3, as filed with the Securities and Exchange Commission (the “Commission”) on March 3, 2009 (the “Registration Statement”), including a related prospectus (the “Prospectus”), relating to the registration of, among other securities, common shares representing limited liability company interests in the Company (each, a “Common Share” and collectively, the “Common Shares”);

(e)           Resolutions of the Board of Directors of the Company, duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors of the Company held on November 16, 2009 (the “November 2009 Board Resolutions”), relating to the offering of the Securities (as defined below) and the authorization of Common Shares issuable upon

•  •  •

One Rodney Square • 920 North King Street • Wilmington, DE 19801 • Phone: 302-651-7700 • Fax: 302-651-7701

www.rlf.com

conversion of the Securities pursuant to the Indenture (as defined below) (the “Convert Common Shares”);

(f)            Resolutions of the Board of Directors of the Company, duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors of the Company held on January 7, 2010 (together with the November 2009 Board Resolutions, the “Board Resolutions”), relating to the offering of the Securities and the authorization of the Convert Common Shares;

(g)           The Written Consent of the Pricing Committee of the Board of Directors of the Company, dated as of January 12, 2010 (the “Initial Pricing Committee Securities Resolutions”), relating to the offering, issuance and sale by the Company of $172.5 million aggregate principal amount of 7.50% Convertible Senior Notes due 2017 (the “Securities”);

(h)           The Written Consent of the Pricing Committee of the Board of Directors of the Company, dated as of January 15, 2010 (together with the Initial Pricing Committee Securities Resolutions, the “Pricing Committee Securities Resolutions”), relating to the approval of the Indenture and the form of Note (as defined below);

(i)            The Indenture, dated as of January 15, 2010 (the “Base Indenture”), between the Company, as issuer, and Wells Fargo Bank, N.A., as trustee (the “Trustee”), relating to the Securities;

(j)            The First Supplemental Indenture, dated as of January 15, 2010 (the “Indenture Supplement”), between the Company, as issuer, and the Trustee, relating to the Securities;

(k)           The 7.50% Convertible Senior Note Due 2017, dated January 15, 2010 (the “Note”), in the principal amount of $172.5 million, executed by the Company and authenticated by the Trustee; and

(l)            A Certificate of Good Standing for the Company, dated January 14, 2010, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Operating Agreement.  The Persons to whom Convert Common Shares are issued by the Company upon the conversion of any Securities pursuant to the Securities, the Indenture and the Operating Agreement, are hereinafter referred to each as a “Convert Common Share Holder” and collectively as the “Convert Common Share Holders”.  The Base Indenture, as supplemented by the Indenture Supplement, is hereinafter referred to as the “Indenture”.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (l) above.  In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (l) above) that is referred to in or incorporated by reference into the documents reviewed by us.  We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.  We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Operating Agreement and the LLC Certificate are in full force and effect and have not been amended as of the date hereof, (ii) that the Operating Agreement, the LLC Certificate, the Indenture, the Note, the Board Resolutions and the Pricing Committee Resolutions will be in full force and effect and will not have been amended at any time Convert Common Shares are issued by the Company upon conversion of any Securities, (iii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iv) the legal capacity of natural persons who are signatories to the documents examined by us, (v) that each of the parties to the documents examined by us (other than the Company) has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vi) that each of the parties to the documents examined by us  (other than the Company) has duly authorized, executed and delivered such documents, (vii) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of such document prior to its amendment or restatement from time to time, (viii) that upon the issuance of any Convert Common Shares upon the conversion of any Securities, the Convert Common Share Holders will receive a Certificate for the Convert Common Shares issued to them in accordance with the Operating Agreement, (ix) that the books and records of the Company will set forth all information required by the Operating Agreement and the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.), including all information with respect to each holder of a Convert Common Share and their contributions or deemed contributions, if any, to the Company, (x) that, upon the issuance of any Convert Common Shares upon the conversion of any Securities pursuant to the Securities, the Indenture and the Operating Agreement, (A) the Convert Common Share Holders will fulfill all of their obligations (including, without limitation, payment obligations) under the Indenture and the Note, including, if required, the execution and delivery and endorsement of all documents required thereunder to effect the conversion of such Securities to Convert Common Shares, and under the Operating Agreement, and (B) the total number of Common Shares issued or reserved for issuance by the Company will not exceed 500,000,000.  We have not participated in the preparation of the Registration Statement or the Prospectus and assume no responsibility for their contents, other than this opinion.

This opinion is limited to the laws of the State of Delaware (excluding the securities, blue sky and tax laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto.  Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.             The Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

2.             When issued and delivered upon conversion of the Securities in accordance with the provisions of the Securities, the Indenture and the Operating Agreement, the Convert Common Shares will be validly issued, fully paid and nonassessable.  We note, however, that a holder of Convert Common Shares may be obligated to repay any funds wrongfully distributed to it by the Company.

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the filing of the Registration Statement and the issuance of the Securities.  In connection with the foregoing, we hereby consent to your relying as to matters of Delaware law upon this opinion in connection with the filing of the Registration Statement and the issuance of the Securities, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect.  We also consent to David Sorkin, Esq.’s and Simpson Thacher & Bartlett LLP’s relying as to all matters governed by or arising under the laws of the State of Delaware upon this opinion, as if this opinion was addressed to them, for the purposes of the opinions to be rendered by them in connection with the filing of the Registration Statement and the issuance of the Securities.

We consent to the filing of this opinion with the Commission.  In addition, we hereby consent to the use of our name under the heading “Legal Matters” in the Prospectus included in the Registration Statement.  In giving the foregoing consents, we do not thereby admit that we come within the category of persons or entities whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission thereunder.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

MVP/KEJ